UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) October 14, 2005

                          NATIONAL R.V. HOLDINGS, INC.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                   Delaware                                    001-12085                          33-0371079
------------------------------------------------    --------------------------------    -------------------------------
         (State or other jurisdiction                    (Commission File No.)                 (I.R.S. Employer
               of incorporation)                                                             Identification No.)

                            3411 N. PERRIS BOULEVARD
                            PERRIS, CALIFORNIA 92571
-------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (951) 943-6007

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm

(i) On October 14, 2005, National R.V. Holdings, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP ("PwC") as the Company's independent registered public accounting firm to be effective upon the completion by PwC of services relating to the filing by the Company of its Forms 10-Q for the quarters ended March 31, 2005 and June 30, 2005. The Company's Audit Committee approved the decision to dismiss PwC.

(ii) The reports of PwC on the Company's financial statements for the fiscal years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) During the fiscal years ended December 31, 2004 and 2003 and through October 14, 2005, there was one disagreement with PwC on matters regarding accounting principles and practices, financial statement disclosure, or auditing scope or procedure, which disagreement is a reportable event as described in
Item 304(a)(1)(iv) of Regulation S-K. The disagreement occurred during the year ended December 31, 2004 and related to the accounting for the sale of motorhomes in the third and fourth quarter of 2004 under a deferred payment arrangement in which the Company held the manufacturer's certificate of origin as security for payment. This disagreement was resolved to the satisfaction of PwC by the Company restating its results for the third quarter of 2004 as reflected in a Form 10-Q/A filed by the Company with the SEC on October 11, 2005. Pursuant to
Item 304(a)(1)(iv) of Regulation S-K, the Company's Audit Committee discussed this matter with PwC and has authorized PwC to respond fully to inquiries of Swenson Advisors LLP ("Swenson"), the new independent registered public accounting firm for the Company, concerning this matter. Except for the disagreement noted above, during the fiscal years ended December 31, 2004 and 2003 and through October 14, 2005, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the Company's financial statements for such years.

(iv) The Company refers to Item 9A of its Form 10-K for the fiscal year ended December 31, 2004 which was filed with the SEC on October 11, 2005 which discloses that the Company did not maintain effective internal control over financial reporting as of December 31, 2004, because (1) the Company had insufficient personnel resources and technical expertise within its accounting function, which contributed to the following individual material weaknesses: (a) errors in the preparation and review of schedules and reconciliations supporting certain general ledger account balances; (b) inadequate financial statement disclosures, primarily related to the sale of a division and capital leases; and
(c) accounting cutoff errors primarily related to marketing accrued expenses and an inability to properly and timely account for capital leases entered into during the year at the NRV division, (2) the Company's National R.V., Inc. ("NRV") division did not maintain effective controls over the timing of the revenue recognition related to the sale of certain motorhomes, (3) the Company did not maintain effective controls over the accounting for sales incentives,
(4) the Company did not maintain effective controls over the determination and reporting of the provision for income taxes and related deferred income tax balances, (5) the Company did not maintain effective controls over the accuracy of the physical inventory process at its NRV division, and (6) the Company did not maintain effective controls over access to certain financial application programs and data at its NRV division based on criteria established in "Internal Control - Integrated Framework" issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Except for the material weaknesses noted above which are more fully disclosed in its Form 10-K for the fiscal year ended December 31, 2004, there were no other reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) for the fiscal years ended December 31, 2004 and 2003 and through October 14, 2005.

(v) The Company has provided PwC with a copy of this Report on Form 8-K and requested that PwC furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the foregoing statements. A copy of the letter from PwC dated October 20, 2005 is filed herewith as Exhibit 16.1.

(b) New Independent Registered Public Accounting Firm

(i) On October 14, 2005, the Company engaged Swenson as its new independent registered public accounting firm. During the Company's two most recent fiscal years and through October 14, 2005, except as discussed in the next sentence, the Company did not consult with Swenson with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events listed in Item
304(a)(2)(i) or (ii) of Regulation S-K. In August 2005, the Company's Audit Committee retained Swenson in connection with the completion of the Company's audit for the 2004 fiscal year to assist the Audit Committee in assessing the Company's ability to continue as a going concern. Swenson has also completed the audit of the 401(k) benefit plan for the Company's National R.V., Inc. subsidiary for the years 2001 through 2004.


Item 9.01(c).  Financial Statements and Exhibits

     16.1 Letter from PricewaterhouseCoopers LLP to the SEC dated October 20, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                       NATIONAL R.V. HOLDINGS, INC.



                                       By:      /s/Thomas J. Martini
                                                   Thomas J. Martini
                                                   Chief Financial Officer



Date:  October 20, 2005